EX-99.906 CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, J. Garrett Stevens, President of the Exchange Listed Funds Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	September 5, 2018	/s/ J. Garrett Stevens
J. Garrett Stevens, President
(Principal Executive Officer)

I, Christopher Roleke, Treasurer of the Exchange Listed Funds Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	September 5, 2018	/s/ Christopher W. Roleke
Christopher W. Roleke, Treasurer
(Principal Financial Officer)